                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

                                  May 14, 2003
                            -------------------------
                        (Date of earliest event reported)

                       Nucentrix Broadband Networks, Inc.
              -----------------------------------------------------
             (Exact name of registrant as specified in its charter)


           Delaware                       0-23694              73-1435149
 (State or other jurisdiction           (Commission           (IRS Employer
       of incorporation)                File Number)        Identification No.)


      4120 International Parkway, Suite 2000, Carrollton, Texas 75007-1906
--------------------------------------------------------------------------------
                    (Address of principal executive offices)


                                 (972) 662-4000
                           --------------------------
              (Registrant's telephone number, including area code)


                                       N/A
                                     -------
         (Former name or former address, if changed since last report.)


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ITEM 9. REGULATION FD DISCLOSURE

         On May 14, 2003, Nucentrix Broadband Networks, Inc. issued a press release announcing its financial results for the quarter ended March 31, 2003. A copy of this press release is being furnished as an exhibit to this report on Form 8-K. The information contained in this report and required by Item 12 of Form 8-K is being furnished to the U.S. Securities and Exchange Commission under
Item 9 of Form 8-K, as contemplated in Release No. 34-47583.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

         99.1     Press release dated May 14, 2003.


                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  May 19, 2003

                                     NUCENTRIX BROADBAND NETWORKS, INC.

                                              By:     /s/ J. Curtis Henderson
                                                      --------------------------
                                              Name:   J. Curtis Henderson
                                              Title:  Sr. Vice President and
                                                      General Counsel


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                                  EXHIBIT INDEX


Exhibit No.       Document Description
-----------       --------------------
99.1              Press release dated May 14, 2003.



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